                                                                   Exhibit 10.28
                                                                   -------------

                              AMENDMENT NUMBER TWO
                              --------------------
                         TO LOAN AND SECURITY AGREEMENT
                         ------------------------------

This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of October 17, 2002, among FOOTHILL CAPITAL CORPORATION, a California corporation (the "Lender"), PARADYNE NETWORKS, INC., a Delaware corporation (the "Parent"), and PARADYNE CORPORATION, a Delaware corporation (the "Borrower"), with reference to the following:

WHEREAS, Parent and Borrower have previously entered into that certain Loan and Security Agreement, dated as of July 16, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of March 14, 2002 (as so modified and as otherwise heretofore amended, modified or supplemented from time to time, the "Agreement"), with Lender, pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definitions shall have the meanings ascribed to them in the Agreement;

WHEREAS, Parent and Borrower have informed Lender that they contemplate that Ukretelecom will sign a purchase order for aggregate consideration to be paid to Parent and its Subsidiaries in excess of $11,000,000, pursuant to which 100% of such consideration could be financed by Wells Fargo HSBC Trade Bank, N.A. (collectively, the "Designated Transaction");

WHEREAS, Parent and Borrower have requested that Lender agree to amend the Agreement as set forth in this Amendment;

WHEREAS, subject to the terms and conditions contained herein, Lender is willing to so amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

Amendments To The Agreement.
---------------------------

          (a) Section 1.1 of the Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

          "Second Amendment" means that certain Amendment Number Two to Loan and Security Agreement dated as of October 17, 2002, by and among Parent, Borrower and Lender.

          "Second Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 3 of the Second Amendment shall be satisfied (or waived by Lender in its sole discretion).

          "Triggering Event" means the occurrence of either of the following:
     (a) Borrower's Qualified Cash is less than $10,000,000, or (b) Borrower requests an Advance hereunder.

          (b) Section 1.1 of the Agreement is hereby amended by amending and restating the following definition in its entirety:

          "EBITDA" means, with respect to any fiscal period, Parent's and each of its Subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and plus extraordinary losses, plus interest expense, income taxes, depreciation, and write-offs of capital assets, losses from the sale of capital assets, amortization, write-offs of intangible assets, and restructuring charges, in each case as determined in accordance with GAAP.

          (c) Section 7.19(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

          (i) Minimum EBITDA. On and after the first month (after the Second Amendment Effective Date) after the date when a Triggering Event occurs, EBITDA, measured on a fiscal month end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

--------------------------------------- -------------------------------------------------------------------
          Applicable Amount                                     Applicable Period
--------------------------------------- -------------------------------------------------------------------
             ($1,000,000)               For the 1 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($2,000,000)               For the 2 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($3,000,000)               For the 3 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($4,000,000)               For the 4 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($5,000,000)               For the 5 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($6,000,000)               For the 6 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($7,000,000)               For the 7 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($8,000,000)               For the 8 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
             ($9,000,000)               For the 9 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
            ($10,000,000)               For the 10 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
            ($11,000,000)               For the 11 month period commencing on the first day of the first month following the occurrence of the Triggering Event
--------------------------------------- -------------------------------------------------------------------
            ($10,000,000)               For the 12 month period commencing on the first day of the first month following the occurrence of a Triggering Event
--------------------------------------- -------------------------------------------------------------------
                  $0                    For the period commencing on the first day of the thirteen month following the occurrence of a Triggering Event and ending on the last day of such month and on the last day of each month
                                        thereafter
--------------------------------------- -------------------------------------------------------------------

Conditions Precedent to this Amendment. The satisfaction of each of the following, unless waived or deferred by Lender, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

Lender shall have received the reaffirmation and consent of Guarantors, attached hereto as Exhibit A, duly executed and delivered by authorized officers of Guarantors;

Lender shall have received amendment fee in the amount equal to $20,000 in full in immediately available funds, which fee shall be fully earned and (except as set forth below in this Section 3(c)) non-refundable when paid; provided, however, that in the event that Borrower consummates the Designated Transaction and Wells Fargo HSBC Trade Bank, N.A. participates in such Designated Transaction by financing a portion of the consideration to be paid in connection therewith, Lender shall refund to Borrower $15,000 of such amendment fee;

The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;

No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Lender, Parent or Borrower; and

All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender and its counsel.

Representations and Warranties. Each of Parent and Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within Parent's and Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of Parent's or Borrower's charter or bylaws, or of any contract or undertaking to which Parent or Borrower is a party or by which any of Parent's or Borrower's properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Parent's and Borrower's legal, valid, and binding obligation, enforceable against Parent and Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by Parent and Borrower.

Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

Effect on Loan Documents.
------------------------

The Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Lender as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified and amended hereby.

To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Agreement as modified or amended hereby.

Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                            [Signature page follows.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                           PARADYNE NETWORKS, INC.,
                                           a Delaware corporation

                                           By:  /s/ Patrick M. Murphy
                                              ----------------------------------

                                           Title:  Sr. Vice President
                                                 -------------------------------


                                           PARADYNE CORPORATION,
                                           a Delaware corporation

                                           By:  /s/ Patrick M. Murphy
                                              ----------------------------------

                                           Title:  Sr. Vice President
                                                 -------------------------------


                                           FOOTHILL CAPITAL CORPORATION,
                                           a California corporation

                                           By: /s/ Joeseph A. Massaroni
                                              ----------------------------------

                                           Title: Vice President
                                                 -------------------------------

                                    EXHIBIT A
                                    ---------

                            REAFFIRMATION AND CONSENT

     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of July 16, 2001, by and among Paradyne Networks, Inc., a Delaware corporation (the "Parent"), Paradyne Corporation, a Delaware corporation (the "Borrower"), and Foothill Capital Corporation, a California corporation (the "Lender") (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Two to Loan and Security Agreement, dated as of October 17, 2002, by and among Parent, Borrower and Lender (the "Amendment"). The undersigned each hereby (a) represent and warrant to the Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Lender has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.



                                          PARADYNE NETWORKS, INC.,
                                          a Delaware corporation, as a Guarantor

                                          By:  /s/ Patrick M. Murphy
                                             -----------------------------------

                                          Title:  Sr. Vice President
                                                --------------------------------


                                          PARADYNE INTERNATIONAL, LTD.,
                                          a corporation organized under the laws
                                          of the United Kingdom, as a Guarantor

                                          By:  /s/ Patrick M. Murphy
                                             -----------------------------------

                                          Title:  Director
                                                --------------------------------


                                          PARADYNE WORLDWIDE CORP.,
                                          a Delaware corporation, as a Guarantor

                                          By: /s/ Patrick M. Murphy
                                             -----------------------------------

                                          Title: Sr. Vice President
                                                --------------------------------


                                          PARADYNE FINANCE CORP.,
                                          a Delaware corporation, as a Guarantor

                                          By: /s/ Patrick M. Murphy
                                             -----------------------------------

                                          Title: Sr. Vice President
                                                --------------------------------